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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 1999

                         MCDERMOTT INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



     Republic of Panama                  1-8430                 72-0593134
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)
    1450 Poydras Street
    New Orleans, Louisiana                                      70112-6050
(Address of Principal Executive                                  (Zip Code)
          Offices)



       Registrant's Telephone Number, Including Area Code: (504) 587-5400



                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On July 30, 1999, McDermott International, Inc. ("McDermott International") completed the merger of its wholly-owned subsidiary, McDermott Acquisition Company, Inc. ("McDermott Acquisition Company") with and into J. Ray McDermott, S.A. ("J. Ray McDermott"). The merger follows McDermott International's acquisition of approximately 99% of the outstanding J. Ray McDermott common shares that it did not already own for $35.62 per share in cash, without interest, pursuant to a tender offer. Under the terms of the merger, all remaining J. Ray McDermott stockholders will receive $35.62 in cash upon surrender of the certificates for their shares of common stock, par value $.01 per share (the "Shares"), of J. Ray McDermott to First Chicago Trust Company of New York, as Paying Agent appointed for that purpose. A Notice of Merger and Letter of Transmittal for surrendering shares will be mailed to all remaining holders of record of J. Ray McDermott common stock promptly.


     The value of the transaction is approximately $520 million. McDermott International, through McDermott Acquisition Company, purchased all of the publicly-held shares of common stock of J. Ray McDermott from cash on hand and from borrowings under a $525 million senior secured term loan agreement dated June 7, 1999 (the "Loan Agreement"), among McDermott International, the lenders named therein, and Citibank, N.A., as administrative agent. All borrowings under the Loan Agreement will mature no later than September 30, 1999. The amount of consideration for the Shares was determined after arm's-length negotiations between special committees of independent directors of McDermott International and J. Ray McDermott, and with the assistance of third party financial advisers.


     J. Ray McDermott supplies worldwide services for the offshore oil and gas exploration and production and hydrocarbon processing industries, and to other marine construction companies. J. Ray McDermott's principal activities include the design, engineering, fabrication and installation of offshore drilling and production platforms and other specialized structures, modular facilities, marine pipelines and subsea production systems.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c)       Exhibits.


     2.1 Agreement and Plan of Merger, dated as of May 7, 1999, between McDermott International, Inc. and J. Ray McDermott, S.A. (incorporated by reference to Annex A of Exhibit (a)(1) to Schedule 14D-1 filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on May 13, 1999).


     4.1 Senior Secured Term Loan Agreement, dated as of June 7, 1999, among McDermott International, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 4.1 to Form 8-K filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on June 21, 1999).


     4.2 Pledge Agreement, dated as of June 7, 1999, among McDermott International, Inc., the subsidiaries of McDermott International, Inc. named therein, and Citibank, N.A., as collateral agent (incorporated by reference to Exhibit 4.2 to Form 8-K filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on June 21, 1999).


     99.1 Press Release issued by McDermott International, Inc., dated July 30, 1999 (incorporated by reference to Exhibit (d)(11) to Final Amendment on Schedule 13E-3 filed by McDermott International, Inc., McDermott Acquisition Company, Inc. and J. Ray McDermott, S.A. with the Commission on July 30, 1999).


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MCDERMOTT INTERNATIONAL, INC.



                                            By: /s/ S. W. Murphy
                                               --------------------------------
                                              Name:  S. W. Murphy
                                              Title: Senior Vice President and
                                                        General Counsel and
                                                        Corporate Secretary



July 30, 1999



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                                                   Exhibit Index



Exhibit Number        Description

     2.1 Agreement and Plan of Merger, dated as of May 7, 1999, between McDermott International, Inc. and J. Ray McDermott, S.A. (incorporated by reference to Annex A of Exhibit (a)(1) to Schedule 14D-1 filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on May 13, 1999).

     4.1 Senior Secured Term Loan Agreement, dated as of June 7, 1999, among McDermott International, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 4.1 to Form 8-K filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on June 21,
                      1999).

     4.2 Pledge Agreement, dated as of June 7, 1999, among McDermott International, Inc., the subsidiaries of McDermott International, Inc. named therein, and Citibank, N.A., as collateral agent (incorporated by reference to Exhibit 4.2 to Form 8-K filed by McDermott International, Inc. and McDermott Acquisition Company, Inc. with the Commission on June 21, 1999).

     99.1 Press Release issued by McDermott International, Inc., dated July 30, 1999 (incorporated by reference to Exhibit
                      (d)(11) to Final Amendment on Schedule 13E-3 filed by McDermott International, Inc., McDermott Acquisition Company, Inc. and J. Ray McDermott, S.A. with the Commission on July 30, 1999).



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